UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09079

HELIOS SELECT FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

JOHN J. FEENEY, JR., PRESIDENT

HELIOS SELECT FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1 (800) Hyperion

Date of fiscal year end:  April 30, 2009

Date of reporting period:  April 30, 2009

Item 1. Reports to Shareholders.

Hyperion Brookfield Asset Management, Inc.

Helios Select Fund, Inc.

Helios Select High Income Fund

Helios Select Intermediate Bond Fund

Helios Select Short Term Bond Fund

Annual Report

April 30, 2009

IN PROFILE

Hyperion Brookfield Asset Management, Inc. is a registered investment advisor headquartered in New York City. The firm was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized MBS. Hyperion Brookfield manages approximately $16 billion for a client base that includes pension funds, financial institutions, mutual funds, closed-end funds, insurance companies and foundations. Hyperion Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $80 billion of assets under management. For more information, please visit our website at www.hyperionbrookfield.com.

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 1-800-366-7426. Please read the prospectus carefully before investing.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Hyperion Brookfield Asset Management, Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Annual Report for Helios Select High Income Fund, Helios Select Intermediate Bond Fund and Helios Select Short Term Bond Fund (each a “Fund,” and collectively, the “Funds”) for the fiscal year ended April 30, 2009.

Since assuming management of the Funds on July 29, 2008, our primary focus has been to increase exposure to high yield and investment grade corporate bonds while simultaneously decreasing exposure to illiquid structured products and residential mortgage-backed securities. Our goal has been to increase the overall credit quality of the securities in the Funds while maintaining a high level of income.

The market environment has continued to be challenging. Against this backdrop, we have maintained relatively high cash balances in the Funds. However, our strategy to stabilize net asset value and improve liquidity has been successful and as of April 30, 2009, the Funds had exposure to a number of relatively well performing corporate bond assets.

Nevertheless, in considering the current market environment, the Funds’ relatively low net asset value and the long-term prospects for future asset growth, in April 2009, the Board recommended the liquidation of each of the Funds. At the special meeting of stockholders on May 29, 2009, this recommendation was approved. As outlined in the notice and proxy statement, the Funds will now be unwound and portfolio securities will be converted to cash to facilitate the return of capital to stockholders within a reasonable timeframe.

This report provides information on each Fund’s performance during the fiscal year ended April 30, 2009. The report also provides an overview of market conditions and a discussion of factors affecting the investment performance of each Fund, together with each Fund’s audited financial statements and portfolio of investments as of April 30, 2009.

Please visit us at www.hyperionbrookfield.com for more information about these and other funds available to you. Thank you for your support.

Sincerely,

John J. Feeney, Jr.

President

2009 Annual Report

ABOUT YOUR FUND’S EXPENSES (Unaudited)

As a stockholder of a fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in stockholders’ reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

STOCKHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period(1)

HIGH INCOME FUND
Actual
Class A Shares	1.25%	$1,000	$1,033	$6.30
Class C Shares	1.75%	1,000	1,035	8.83
Class I Shares	1.00%	1,000	1,042	5.06
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	1,000	1,019	6.26
Class C Shares	1.75%	1,000	1,016	8.75
Class I Shares	1.00%	1,000	1,020	5.01

INTERMEDIATE BOND FUND
Actual
Class A Shares	0.90%	$1,000	$568	$3.50
Class C Shares	1.25%	1,000	568	4.86
Class I Shares	0.65%	1,000	571	2.53
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.90%	1,000	1,020	4.51
Class C Shares	1.25%	1,000	1,019	6.26
Class I Shares	0.65%	1,000	1,022	3.26

Hyperion Brookfield Asset Management, Inc.

ABOUT YOUR FUND’S EXPENSES (Unaudited)

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period(1)

SHORT TERM BOND FUND
Actual
Class A Shares	0.90%	$1,000	$598	$3.57
Class C Shares	1.10%	1,000	603	4.37
Class I Shares	0.65%	1,000	599	2.58
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.90%	1,000	1,020	4.51
Class C Shares	1.10%	1,000	1,019	5.51
Class I Shares	0.65%	1,000	1,022	3.26

(1)	Expenses are equal to the portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect a six-month period).

2009 Annual Report

HIGH INCOME FUND

OBJECTIVE & STRATEGY

High Income Fund seeks a high level of income by investing in below-investment grade bonds. The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund seeks to achieve its investment objectives by investing a majority of its total assets in below-investment grade securities that the Fund’s investment advisor believes offer attractive yield and capital appreciation potential. These securities include, but are not limited to, corporate bonds, mortgage-backed and asset-backed securities and other structured finance vehicles, convertible debt securities, U.S. government securities and municipal and foreign government obligations. Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC- (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the investment advisor to be of comparable quality. The Fund may invest up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. Such securities may include common stock of real estate investment trusts and utilities that either are required to and/or customarily pay out a large percentage of their current earnings as dividends. The Fund also may invest in investment grade debt securities. The policy of the Fund under normal circumstances is to keep the portfolio’s average effective maturity between three and 15 years. The Fund currently is closed to new investors.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended April 30, 2009, Helios Select High Income Fund’s Class A Shares had a total return of -61.16%, based on net asset value. The Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index, had a one year return of -13.28%. The Fund’s previous benchmark, the Barclays Capital Ba U.S. High Yield Index had a one year return of -4.40%. For Class A Shares, the Fund paid $0.24 in distributions per share during the fiscal year ended April 30, 2009.

Over the last 12 months, investors have witnessed a dramatic re-pricing of risk as the magnitude of the many problems facing both the economy and the financial markets became apparent. Risk premiums increased dramatically, equity markets fell precipitously, and investors with exposure to most of the traditional asset classes have been impacted by severe losses. The markets for structured finance and structured products remain among the most dislocated. Notably, the fundamental performance of the mortgage and consumer loans that underlie these securities has continued to deteriorate. In corporate credit markets, high yield spreads widened to historical highs of nearly 2,000 basis points during the 12 months, reflecting investor concerns regarding increasing default risk amid a weakening economy. Interestingly, however, as the first quarter of 2009 came to a close, defaults did not rise as much as some media headlines had suggested. According to JPMorgan Chase’s calculations, the trailing 12-month default rate rose to 5.9% from 2.3% during the first quarter, only slightly higher than the long-term average of 4.2%. A number of large companies defaulted in the quarter and further deterioration in the rating agencies’ upgrade/downgrade ratio implies more trouble lies ahead.

This challenging environment has persisted since we assumed management of the Fund and embarked on a restructuring of the portfolio. As discussed in other reports and communications, our goal was to reduce the

Hyperion Brookfield Asset Management, Inc.

HIGH INCOME FUND

Fund’s holdings in complex mortgage and asset-backed securities in favor of corporate credit, and to increase the overall credit quality of the Fund. As of April 30, 2009, the Fund’s allocation to corporate credit was 88%, reflecting an increase of approximately 80% since assuming management of the Fund in July 2008. Approximately 6% of the Fund was invested in equities and the remainder, approximately 6%, was held in cash, in anticipation of the Fund’s proposed liquidation. The credit quality of the Fund, 96% of the Fund, excluding equities, was rated B or higher at April 30, 2009, reflecting an increase of 79%. Approximately 81% of the Fund was invested in high yield corporate bonds and 8% in investment grade corporate bonds.

Similarly, corporate credit has not been immune to the problems facing global financial markets. With a slowing economy, investors have remained concerned about the likelihood of growing losses from defaults in the high yield market. Indeed, defaults started to increase from record low levels of a year ago, and there have been a number of high profile bankruptcies in the past year. Having access to capital, or not needing to rely on it, has become critical to survival as credit has become far more difficult and more expensive to obtain. We continue to see a high level of idiosyncratic risk where the outlook for individual companies outweighs industry dynamics. This is typical as a credit downturn matures and places a premium on individual company analysis within a portfolio. We have focused our corporate credit exposure on companies with strong balance sheets, manageable debt maturities and those with a high likelihood of being able to access capital. Industry themes have played a secondary role. This selectivity in determining the Fund’s credit exposure resulted in very few holdings in the lowest rated part of the market (CCC and lower). This higher quality positioning benefitted the Fund’s relative performance over the period as spreads widened to peak levels.

We continue to maintain a positive view of the high yield market despite the 350 basis point narrowing in spreads during the first quarter of 2009. While defaults are anticipated to continue to rise and will likely exceed typical peak levels of around 10%, we recognize that spreads historically lead defaults lower by six to nine months. Meanwhile spreads are already discounting a default rate in the high teens, which is well in excess of historical norms. We are encouraged that signs of life are evident in the credit and equity markets and continue to believe current spreads offer appropriate compensation for the current market risks.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2009 Annual Report

HIGH INCOME FUND

Portfolio Characteristics1 (Unaudited)

April 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[2]	1.29%

Weighted average coupon	6.65%

Average effective maturity	5.03 years

Total number of holdings	63

CREDIT QUALITY

A and Above[3]	5%

BBB	8%

BB	42%

B	41%

CCC	2%

D	2%
Total	100%

ASSET ALLOCATION4

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	89%

Common Stocks	7%
Total	100%

[1]	Portfolio Characteristics are based on Class A Shares only.

[2]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the April 30, 2009 net asset value.

[3]	Includes only short-term investments.

[4]	Includes only invested assets; excludes cash.

Hyperion Brookfield Asset Management, Inc.

HIGH INCOME FUND

Growth of a $10,000 Investment (Unaudited)

Class A Shares

The graph below illustrates a hypothetical investment of $10,000 in High Income Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to April 30, 2009 compared to the Barclays Capital U.S. Corporate High Yield Index1 and the Fund’s previous benchmark, the Barclays Capital Ba U.S. High Yield Index2.

Class C Shares

The graph below illustrates a hypothetical investment of $10,000 in High Income Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to April 30, 2009 compared to the Barclays Capital U.S. Corporate High Yield Index1 and the Fund’s previous benchmark, the Barclays Capital Ba U.S. High Yield Index2.

2009 Annual Report

HIGH INCOME FUND

Growth of a $10,000 Investment (Unaudited)

Class I Shares

The graph below illustrates a hypothetical investment of $10,000 in High Income Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to April 30, 2009 compared to the Barclays Capital U.S. Corporate High Yield Index1 and the Fund’s previous benchmark, the Barclays Capital Ba U.S. High Yield Index2.

Hyperion Brookfield Asset Management, Inc.

HIGH INCOME FUND

Performance Information (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of April 30, 2009	1 Year	5 Year	10 Year	Commencement of Investment Operations[3]
Class A Shares*	(62.13)%	(32.56)%	(12.45)%	(12.04)%
(excluding sales load)	(61.16)%	(32.21)%	(12.23)%	(11.82)%
Class C Shares**	(61.68)%	(32.50)%	(12.63)%	(12.22)%
(excluding CDSC)	(61.36)%	(32.50)%	(12.63)%	(12.22)%
Class I Shares	(60.86)%	(31.91)%	(11.92)%	(11.51)%
Barclays Capital U.S. Corporate High Yield Index[1]	(13.28)%	2.34%	3.56%	3.75%
Barclays Capital Ba U.S. High Yield Index[2]	(4.40)%	3.75%	5.30%	5.37%

*	Reflects the maximum sales load of 2.50%

**	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index, is a broad-based unmanaged index of fixed rate, non-investment grade debt. Payment-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As also are included. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

3 The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 1-800-HYPERION. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the graphs and table above do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

2009 Annual Report

HIGH INCOME FUND

Portfolio of Investments

April 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INVESTMENT GRADE CORPORATE BONDS – 4.0%
Telecommunications – 4.0%
Comcast Cable Communications Holdings (Cost $534,092)	8.38%	03/15/13	$500	$551,331

HIGH YIELD CORPORATE BONDS – 83.3%
Basic Industry – 11.0%
AK Steel Corp.	7.75	06/15/12	250	223,750
Arch Western Finance LLC	6.75	07/01/13	250	218,125
Freeport McMoRan Copper & Gold	8.38	04/01/17	250	245,000
Georgia-Pacific Corp.	8.13	05/15/11	250	250,625
Steel Dynamics Inc.	6.75	04/01/15	250	197,500
US Steel Corp.	7.00	02/01/18	250	185,693
Westlake Chemical Corp.	6.63	01/15/16	250	192,500

Total Basic Industry (Cost $1,545,779)				1,513,193

Capital Goods – 11.3%
Alliant Techsystems Inc.	6.75	04/01/16	250	243,125
Case Corp.	7.25	01/15/16	250	213,125
Crown Americas LLC	7.75	11/15/15	250	253,750
L-3 Communications Corp.	6.13	01/15/14	250	237,500
Mueller Water Products Inc.	7.38	06/01/17	250	147,500
Owens-Illinois Inc.	7.80	05/15/18	250	243,125
Terex Corp.	7.38	01/15/14	250	221,250

Total Capital Goods (Cost $1,590,173)				1,559,375

Consumer Cyclical – 11.1%
ACE Hardware Corp.‡(a)	9.13	06/01/16	250	226,250
Collective Brands Inc.	8.25	08/01/13	250	207,500
Couche-Tard U.S. LP	7.50	12/15/13	250	247,500
Ford Motor Credit Co.	7.00	10/01/13	125	93,152
GameStop Corp.	8.00	10/01/12	250	253,750
General Motors Corp.	7.13	07/15/13	125	11,875
Levi Strauss & Co.	9.75	01/15/15	250	236,250
Phillips-Van Heusen Corp.	7.25	02/15/11	250	247,500

Total Consumer Cyclical (Cost $1,486,741)				1,523,777

Consumer Non-Cyclical – 10.5%
Church & Dwight Company Inc.	6.00	12/15/12	250	250,000
Constellation Brands Inc.	7.25	05/15/17	250	241,250
Delhaize Group	6.50	06/15/17	250	245,055
Jarden Corp.	7.50	05/01/17	250	221,250
Stater Brothers Holdings	8.13	06/15/12	250	246,875
SUPERVALU Inc.	7.50	05/15/12	250	245,000

Total Consumer Non-Cyclical (Cost $1,448,170)				1,449,430

See notes to portfolios of investments and notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

HIGH INCOME FUND

Portfolio of Investments

April 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Energy – 13.6%
Chesapeake Energy Corp.	6.88%	01/15/16	$250	$222,187
El Paso Corp.	6.88	06/15/14	250	236,950
Frontier Oil Corp.	6.63	10/01/11	250	246,250
Newfield Exploration Co.	6.63	09/01/14	250	230,000
Plains Exploration & Production Co.	7.63	06/01/18	250	216,875
Range Resources Corp.	7.50	05/15/16	250	243,750
SESI LLC	6.88	06/01/14	250	218,750
Williams Companies Inc.‡(a)	6.38	10/01/10	265	262,432

Total Energy (Cost $1,845,221)				1,877,194

Media – 3.4%
Charter Communications Operating LLC‡(a)(d)	8.38	04/30/14	250	227,500
Mediacom Broadband LLC	8.50	10/15/15	250	235,000

Total Media (Cost – $440,848)				462,500

Services Cyclical – 7.0%
AMC Entertainment Inc	8.63	08/15/12	250	250,000
ARAMARK Corp.	8.50	02/01/15	250	238,750
Iron Mountain Inc	8.75	07/15/18	250	253,750
United Rentals North America Inc.	6.50	02/15/12	250	223,750

Total Services Cyclical (Cost – $898,182)				966,250

Services Non-Cyclical – 3.4%
HCA Inc	9.25	11/15/16	250	247,500
Service Corp. International	6.75	04/01/18	250	225,000

Total Services Non-Cyclical (Cost – $459,757)				472,500

Technology & Electronics – 3.2%
Flextronics International Limited	6.25	11/15/14	250	226,250
Sungard Data Systems Inc.	4.88	01/15/14	250	220,000

Total Technology & Electronics (Cost – $402,847)				446,250

Telecommunications – 8.8%
American Tower Corp.	7.00	10/15/17	250	246,250
Cincinnati Bell Inc	8.38	01/15/14	250	246,875
CSC Holdings Inc.‡(a)	8.50	04/15/14	250	255,000
Frontier Communications Corp	6.25	01/15/13	250	237,500
Windstream Corp	7.00	03/15/19	250	235,000

Total Telecommunications (Cost – $1,072,669)				1,220,625

Total HIGH YIELD CORPORATE BONDS (Cost – $11,190,387)				11,491,094

See notes to portfolios of investments and notes to financial statements.

2009 Annual Report

HIGH INCOME FUND

Portfolio of Investments

April 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

MUNICIPAL SECURITIES – 0.3%
Muni-Arizona – 0.3%
Pima Country Arizona Industrial Development Authority(b) (Cost – $44,884)	11.38%	06/01/09	$45	$44,738

			Shares

COMMON STOCKS – 6.1%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost – $43,130)			1,000	43,050

Energy – 0.5%
Southern Union Co. (Cost – $53,532)			4,000	63,640

Finance & Investments – 2.7%
Mid Country*‡(a)(c) (Cost – $1,874,998)			110,294	377,205

lndustrials – 0.7%
General Electric Co.			3,750	47,438
United States Steel Corp.			1,750	46,462

Total Industrials (Cost – $109,597)				93,900

Telecommunications – 1.9%
AT&T Inc.			2,000	51,240
Frontier Communications Corp.			6,500	46,215
Qwest Communications International Inc.			15,000	58,350
Verizon Communications Inc.			1,750	53,095
Windstream Corp.			6,000	49,800

Total Telecommunications (Cost – $260,298)				258,700

Total COMMON STOCKS (Cost – $2,341,555)				$836,495
Total Investments – 93.7% (Cost – $14,110,918)				12,923,658
Other Assets in Excess of Liabilities – 6.3%				867,814

NET ASSETS – 100.0%				$13,791,472

See notes to portfolios of investments and notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

INTERMEDIATE BOND FUND

OBJECTIVE & STRATEGY

Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund invests primarily in investment-grade, intermediate term maturity bonds (those bonds rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) with effective maturities of one to 10 years) that the Fund’s investment advisor believes offer attractive yield and capital appreciation potential. Investment grade debt securities purchased by the Fund will be rated, at the time of investment, Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s (“S&P”), within one of the four highest ratings classes by another NRSRO or, if unrated, determined by the Fund’s investment advisor to be of comparable quality. The Fund may invest in U.S. government securities, corporate bonds, debentures, notes, preferred stock and mortgage-backed and asset-backed securities. The Fund also may invest up to 35% of its assets in below-investment grade securities, convertible securities and common stock. Below-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, determined by the Fund’s investment advisor to be of comparable quality. The policy of the Fund is to keep the portfolio’s average effective maturity between three and 10 years. The Fund currently is closed to new investors.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended April 30, 2009, Helios Intermediate Bond Fund’s Class A Shares had a total return of -78.44%, based on net asset value. The Fund’s benchmark, the Barclays Capital Intermediate U.S. Aggregate Index, had a one year return of 4.30%. For Class A Shares, the Fund paid $0.26 in distributions per share during the fiscal year ended April 30, 2009.

Over the last 12 months, investors have witnessed a dramatic re-pricing of risk as the magnitude of the many problems facing both the economy and the financial markets became apparent. Risk premiums increased dramatically, equity markets fell precipitously, and investors with exposure to most of the traditional asset classes have been impacted by severe losses. The markets for structured finance and structured products remain among the most dislocated. Notably, the fundamental performance of the mortgage and consumer loans that underlie these securities has continued to deteriorate. In corporate credit markets, high yield spreads widened to historical highs of nearly 2,000 basis points during the 12 months, reflecting investor concerns regarding increasing default risk amid a weakening economy. Interestingly, however, as the first quarter of 2009 came to a close, defaults did not rise as much as some media headlines had suggested. According to JPMorgan Chase’s calculations, the trailing 12-month default rate rose to 5.9% from 2.3% during the first quarter, only slightly higher than the long-term average of 4.2%. A number of large companies defaulted in the quarter and further deterioration in the rating agencies’ upgrade/downgrade ratio implies more trouble lies ahead.

This challenging environment has persisted since we assumed management of the Fund and embarked on a restructuring of the portfolio. As discussed in other reports and communications, our goal was to reduce the Fund’s holdings in complex mortgage and asset-backed securities in favor of corporate credit, and to increase the

2009 Annual Report

INTERMEDIATE BOND FUND

overall credit quality of the Fund. As of April 30, 2009, the Fund’s allocation to corporate credit was 78%, reflecting an increase of more than 73% since July 2008. The remainder of the Fund’s portfolio, approximately 22%, was held in cash, in anticipation of the proposed liquidation. We also have increased the credit quality of the Fund, with all of the Fund’s corporate bond holdings rated B or higher as of April 30, 2009, reflecting an increase of 44% compared to July 2008. Approximately 41% of the Fund was invested in high yield corporate bonds and 37% in investment grade corporate bonds at the close of the period.

Similarly, corporate credit has not been immune to the problems facing global financial markets. With a slowing economy, investors have remained concerned about the likelihood of growing losses from defaults in the high yield market. Indeed, defaults started to increase from record low levels of a year ago, and there have been a number of high profile bankruptcies in the past year. Having access to capital, or not needing to rely on it, has become critical to survival as credit has become far more difficult and more expensive to obtain. We continue to see a high level of idiosyncratic risk where the outlook for individual companies outweighs industry dynamics. This is typical as a credit downturn matures and places a premium on individual company analysis within a portfolio. We have focused our corporate credit exposure on companies with strong balance sheets, manageable debt maturities and those with a high likelihood of being able to access capital. Industry themes have played a secondary role. This selectivity in determining the Fund’s credit exposure resulted in very few holdings in the lowest rated part of the market (CCC and lower). This higher quality positioning benefitted the Fund’s relative performance over the period as spreads widened to peak levels.

We continue to maintain a positive view of the high yield market despite the 350 basis point narrowing in spreads during the first quarter of 2009. While defaults are anticipated to continue to rise and will likely exceed typical peak levels of around 10%, we recognize that spreads historically lead defaults lower by six to nine months. Meanwhile spreads are already discounting a default rate in the high teens, which is well in excess of historical norms. We are encouraged that signs of life are evident in the credit and equity markets and continue to believe current spreads offer appropriate compensation for the current market risks.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Hyperion Brookfield Asset Management, Inc.

INTERMEDIATE BOND FUND

Portfolio Characteristics1 (Unaudited)

April 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[2]	0.48%

Weighted average coupon	5.34%

Average effective maturity	1.67 years

Total number of holdings	32

CREDIT QUALITY

A and Above[3]	22%

BBB	37%

BB	29%

B	12%
Total	100%

ASSET ALLOCATION4

Investment Grade Corporate Bonds	38%

High Yield Corporate Bonds	62%
Total	100%

[1]	Portfolio Characteristics are based on Class A Shares only.

[2]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the April 30, 2009 net asset value.

[3]	Includes short-term investments.

[4]	Includes only invested assets; excludes cash.

2009 Annual Report

INTERMEDIATE BOND FUND

Growth of a $10,000 Investment (Unaudited)

Class A Shares

The graph below illustrates a hypothetical investment of $10,000 in Intermediate Bond Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to April 30, 2009 compared to the Barclays Capital Intermediate U.S. Aggregate Index1 .

Class C Shares

The graph below illustrates a hypothetical investment of $10,000 in Intermediate Bond Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to April 30, 2009 compared to the Barclays Capital Intermediate U.S. Aggregate Index1.

Hyperion Brookfield Asset Management, Inc.

INTERMEDIATE BOND FUND

Growth of a $10,000 Investment (Unaudited)

Class I Shares

The graph below illustrates a hypothetical investment of $10,000 in Intermediate Bond Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to April 30, 2009 compared to the Barclays Capital Intermediate U.S. Aggregate Index1 .

2009 Annual Report

INTERMEDIATE BOND FUND

Performance Information (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of April 30, 2009	1 Year	5 Year	10 Year	Commencement of Investment Operations[2]
Class A Shares*	(78.88)%	(43.71)%	(21.95)%	(21.62)%
(excluding sales load)	(78.44)%	(43.48)%	(21.79)%	(21.46)%
Class C Shares**	(78.65)%	(43.65)%	(22.05)%	(21.73)%
(excluding CDSC)	(78.49)%	43.65%	(22.05)%	(21.73)%
Class I Shares	(78.28)%	43.27%	(21.55)%	(21.22)%
Barclays Capital Intermediate U.S. Aggregate Index[1]	4.30%	4.74%	5.63%	5.62%

*	Reflects the maximum sales load of 2.00%.

**	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

1 The Barclays Capital Intermediate U.S. Aggregate Index, formerly known as the Lehman Brothers Intermediate U.S. Aggregate Index, is a broad-based unmanaged index of securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 1-800-HYPERION. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the graphs and table above do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

Hyperion Brookfield Asset Management, Inc.

INTERMEDIATE BOND FUND

Portfolio of Investments

April 30, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 0.0%
Collateralized Debt Obligations – 0.0%
Curzon Funding Limited Series HZ05-1, Class D(c)	1.00%		02/01/95	$5,000	$1
Linker Finance PLC Series 16A, Class E‡(a)(c)	3.95	#	05/19/45	6,000	1

Total Collateralized Debt Obligations (Cost – $10,792,352)					2

Total ASSET-BACKED SECURITIES (Cost – $10,792,352)					2

INVESTMENT GRADE CORPORATE BONDS – 29.8%
Consumer Non-Cyclical – 14.3%
CVS Caremark Corp.	5.75		06/01/17	500	502,538
McKesson HBOC Inc.	5.70		03/01/17	500	487,273

Total Consumer Non-Cyclical (Cost – $907,419)					989,811

Telecommunications – 15.5%
Comcast Cable Communications Holdings	8.38		03/15/13	500	551,331
Rogers Wireless Inc.	6.38		03/01/14	500	527,102

Total Telecommunications (Cost – $995,447)					1,078,433

Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,902,866)					2,068,244

HIGH YIELD CORPORATE BONDS – 47.8%
Basic Industry – 8.1%
AK Steel Corp.	7.75		06/15/12	125	111,875
Arch Western Finance LLC	6.75		07/01/13	125	109,062
Freeport McMoRan Copper & Gold	8.38		04/01/17	125	122,500
Georgia-Pacific Corp.	8.13		05/15/11	125	125,312
U.S. Steel Corp.	7.00		02/01/18	125	92,846

Total Basic Industry (Cost – $534,069)					561,595

Capital Goods – 8.6%
Alliant Techsystems Inc.	6.75		04/01/16	125	121,563
Case Corp.	7.25		01/15/16	125	106,562
Crown Americas LLC.	7.75		11/15/15	125	126,875
L-3 Communications Corp.	6.13		01/15/14	125	118,750
Owens-Brockway Glass Container Inc.	6.75		12/01/14	125	121,562

Total Capital Goods (Cost – $573,027)					595,312

See notes to portfolios of investments and notes to financial statements.

2009 Annual Report

INTERMEDIATE BOND FUND

Portfolio of Investments

April 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 3.6%
GameStop Corp	8.00%	10/01/12	$125	$126,875
Phillips-Van Heusen Corp.	7.25	02/15/11	125	123,750

Total Consumer Cyclical (Cost – $233,522)				250,625

Consumer Non-Cyclical – 7.1%
Church & Dwight Company Inc.	6.00	12/15/12	125	125,000
Constellation Brands Inc.	7.25	05/15/17	125	120,625
Delhaize Group	6.50	06/15/17	250	245,055

Total Consumer Non-Cyclical (Cost – $476,454)				490,680

Energy – 8.6%
Chesapeake Energy Corp.	6.88	01/15/16	125	111,094
El Paso Corp	6.88	06/15/14	125	118,475
Range Resources Corp.	7.50	05/15/16	125	121,875
Williams Companies Inc.‡(a)	6.38	10/01/10	250	247,577

Total Energy (Cost – $573,124)				599,021

Services Cyclical – 3.4%
Iron Mountain Inc.	8.63	04/01/13	125	125,469
United Rentals North America Inc.	6.50	02/15/12	125	111,875

Total Services Cyclical (Cost – $217,745)				237,344

Technology & Electronics – 3.2%
Flextronics International Limited	6.25	11/15/14	125	113,125
Sungard Data Systems Inc.	4.88	01/15/14	125	110,000

Total Technology & Electronics (Cost – $201,424)				223,125

Telecommunications – 5.2%
American Tower Corp.	7.00	10/15/17	125	123,125
Frontier Communications Corp.	6.25	01/15/13	125	118,750
Windstream Corp.	7.00	03/15/19	125	117,500

Total Telecommunications (Cost – $307,632)				359,375

Total HIGH YIELD CORPORATE BONDS (Cost – $3,116,997)				3,317,077
Total Investments – 77.6% (Cost – $15,812,215)				5,385,323
Other Assets in Excess of Liabilities – 22.4%				1,551,630

NET ASSETS – 100.0%				$6,936,953

See notes to portfolios of investments and notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

SHORT TERM BOND FUND

OBJECTIVE & STRATEGY

Short Term Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund invests primarily in investment grade debt securities. Investment grade debt securities purchased by the Fund will be rated, at the time of investment, Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s (“S&P”), within one of the four highest ratings classes by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality. The types of securities that the Fund may purchase include bonds of U.S. corporate and governmental issuers, U.S. dollar-denominated bonds of foreign issuers, mortgage-backed and asset-backed securities and preferred stock. The Fund also may invest in collateralized mortgage obligations, repurchase agreements, adjustable rate securities and payable in-kind bonds. The Fund normally will maintain a dollar-weighted average portfolio maturity of three years or less, but may purchase individual securities with longer maturities. The Fund currently is closed to new investors.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended April 30, 2009, Helios Select Short Term Bond Fund’s Class A Shares had a total return of -73.23%, based on net asset value. The Fund’s total return underperformed the Barclays Capital 1-3 Year U.S. Government/Credit Index one year return of 3.95%. For Class A Shares, the Fund paid $0.36 in distributions per share during the fiscal year ended April 30, 2009.

Since assuming management of the Fund last summer, we have reduced exposure to illiquid holdings, particularly a number of structured products and residential mortgage-backed securities, in order to improve net asset value stability and liquidity. Toward the close of the 2008 calendar year, in anticipation of a significant redemption as well as the proposed liquidation, we felt it was prudent to convert the majority of the Fund’s holdings to cash.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2009 Annual Report

SHORT TERM BOND FUND

Growth of a $10,000 Investment (Unaudited)

Class A Shares

The graph below illustrates a hypothetical investment of $10,000 in Short Term Bond Fund—Class A Shares in the commencement of investment operations on March 8, 2001 to April 30, 2009 compared to the Barclays Capital 1-3 Year U.S. Government/Credit Index1.

Class C Shares

The graph below illustrates a hypothetical investment of $10,000 in Short Term Bond Fund—Class C Shares from the commencement of investment operations on November 4, 2005 to April 30, 2009 compared to the Barclays Capital 1-3 Year U.S. Government/Credit Index1.

Hyperion Brookfield Asset Management, Inc.

SHORT TERM BOND FUND

Growth of a $10,000 Investment (Unaudited)

Class I Shares

The graph below illustrates a hypothetical investment of a $10,000 in Short Term Bond Fund—Class I Shares from the commencement of investment operations on January 5, 2001 to April 30, 2009 compared to the Barclays Capital 1-3 Year U.S. Government/Credit Index1.

2009 Annual Report

SHORT TERM BOND FUND

Performance Information (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of April 30, 2009	1 Year	5 Year	Commencement of Investment Operations[2]
Class A Shares*	(73.63)%	(27.09)%	(16.21)%
(excluding sales load)	(73.23)%	(26.87)%	(16.06)%
Class C Shares**	(73.33)%	—	(36.75)%
(excluding CDSC)	(73.09)%	—	(36.75)%
Class I Shares	(73.20)%	(26.70)%	(15.47)%
Barclays Capital 1-3 Year U.S. Government/Credit Index[1]	3.95%	4.01%	@

*	Reflects the maximum sales load of 1.50%.

**	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

1 The Barclays Capital 1-3 Year U.S. Government/Credit Index, formerly known as the Lehman Brothers 1-3 Year Government/Credit Index, is an index comprised of securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and Agencies (i.e. publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 8, 2001, November 4, 2005 and January 5, 2001, respectively.

@ The Barclays Capital 1-3 Year U.S. Government/Credit Index, formerly known as the Lehman Brothers 1-3 Year U.S. Government/Credit Index, return since the inception of each class of the fund is as follows: 4.37% since March 8, 2001, 5.16% since November 4, 2005 and 4.44% since January 5, 2001, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 1-800-HYPERION. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the graphs and table above do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Portfolios of Investments

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

*	—	Non-income producing security.
#	—	Issuer is currently in default on its regularly scheduled interest payment.
‡	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2009, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
High Income Fund.	$1,348,387	9.8%
Intermediate Bond Fund.	247,578	3.6

(a)	—	Private Placement.
(b)	—	Zero-coupon bond—Interest rate represents current yield to maturity.
(c)	—	Security is valued in good faith pursuant to fair value procedures adopted by the Board of Directors. As of April 30, 2009, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
High Income Fund.	$377,205	2.7%
Intermediate Bond Fund.	2	0.0

(d)	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Fund owns senior debt issued by this company that continues to receive income payments.

2009 Annual Report

HELIOS SELECT FUND, INC.

Statements of Assets and Liabilities

April 30, 2009

	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Assets:
Investments in securities, at value (Note 2)	$12,923,658	$5,385,323	$—
Cash	610,264	1,491,098	1,018,168
Interest and dividends receivable	276,197	94,129	—
Receivable for investments sold	16	—	—
Receivable for fund shares sold	1,637	1,706	—
Receivable from advisor (Note 4)	55,424	46,270	22,055
Prepaid expenses	36,546	18,558	4,165
Other assets	29,972	9,946	—

Total assets	13,933,714	7,047,030	1,044,388

Liabilities:
Payable for fund shares repurchased	15,031	6,454	38
Income distribution payable	28,221	9,220	—
Administration fee payable (Note 4)	2,362	2,173	2,026
Accrued expenses	93,650	91,281	53,783
Accrued 12b-1 expenses	2,978	949	44

Total liabilities	142,242	110,077	55,891

Net Assets	$13,791,472	$6,936,953	$988,497

Composition of Net Assets:
Capital stock, at par value ($.001 par value) (Note 6)	$19,995	$22,419	$618
Additional paid-in capital (Note 6)	678,219,443	511,052,356	25,689,417
Undistributed (overdistribution of) net investment income	(28,221)	1,383,118	—
Accumulated net realized loss on investments	(663,232,485)	(495,094,048)	(24,701,538)
Net unrealized depreciation on investments	(1,187,260)	(10,426,892)	—

Net assets applicable to capital stock outstanding	$13,791,472	$6,936,953	$988,497

Investments, at identified cost	$14,110,918	$15,812,215	$—

Shares Outstanding and Net Asset Value (“NAV”) Per Share:

Class A Shares
Net assets	$3,510,362	$1,142,881	$245,073
Shares outstanding	5,062,524	3,689,826	153,378
Net asset value and redemption price per share*	$0.69	$0.31	$1.60
Offering price per share	$0.71 (a)	$0.32 (b)	$1.62	(c)
Class C Shares
Net assets	$3,479,686	$1,656,891	$21,130
Shares outstanding	5,036,165	5,358,723	13,222
Net asset value, offering price and redemption price per share*	$0.69	$0.31	$1.60
Class I Shares
Net assets	$6,801,424	$4,137,181	$722,294
Shares outstanding	9,896,133	13,370,226	451,321
Net asset value, offering price and redemption price per share*	$0.69	$0.31	$1.60

*	Redemption Price Per Share varies by length of time shares were held.
(a)	Computation of Offering Price Per Share: 100/97.5 of NAV
(b)	Computation of Offering Price Per Share: 100/98 of NAV
(c)	Computation of Offering Price Per Share: 100/98.5 of NAV

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Statements of Operations

For the Fiscal Year Ended April 30, 2009

	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Investment Income (Note 2):
Interest	$8,243,238	$4,002,487	$348,054
Dividends	777,536	1,030,774	213

Total investment income	9,020,774	5,033,261	348,267

Expenses:
Investment advisory fee (Note 4)	226,710	85,273	12,080
Administration fees (Note 4)	18,002	15,328	9,969
Distribution service fees
Class A Shares	22,847	11,613	2,978
Class C Shares	57,770	31,938	360
Audit and tax services	187,568	150,562	80,520
Transfer agent fees	136,166	135,155	61,263
Legal fees	123,368	91,538	20,552
Insurance	82,864	55,675	12,497
Custodian	68,719	62,365	55,881
Reports to stockholders	61,681	59,173	14,893
Valuation consultant fees (Note 4)	52,987	36,372	4,307
Directors’ fees	32,171	31,871	31,721
Registration fees	20,534	34,992	14,278
Miscellaneous	19,167	13,974	1,346

Total expenses	1,110,554	815,829	322,645
Less expenses waived and reimbursed by the investment advisor (Note 4)	(846,511)	(676,145)	(303,901)

Net expenses	264,043	139,684	18,744

Net investment income	8,756,731	4,893,577	329,523

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(395,538,016)	(342,817,305)	(18,456,173)
Net change in unrealized depreciation on investments	347,168,788	302,016,384	13,937,231

Net realized and unrealized loss on investments	(48,369,228)	(40,800,921)	(4,518,942)

Net decrease in net assets resulting from operations	$(39,612,497)	$(35,907,344)	$(4,189,419)

See notes to financial statements.

2009 Annual Report

HELIOS SELECT FUND, INC.

Statements of Changes in Net Assets

	High Income Fund			Intermediate Bond Fund
	For the Fiscal Year Ended April 30, 2009	For the Period Ended April 30, 2008	For the Fiscal Year Ended June 30, 2007	For the Fiscal Year Ended April 30, 2009	For the Period Ended April 30, 2008	For the Fiscal Year Ended June 30, 2007
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$8,756,731	$40,377,037	$125,790,468	$4,893,577	$31,463,068	$58,602,329
Net realized gain (loss) on investment transactions	(395,538,016)	(259,998,452)	13,810,759	(342,817,305)	(147,463,952)	913,146
Net change in unrealized appreciation/(depreciation) on investments	347,168,788	(195,700,055)	(110,971,050)	302,016,384	(254,824,236)	(43,839,492)

Net increase (decrease) in net assets resulting from operations	(39,612,497)	(415,321,470)	28,630,177	(35,907,344)	(370,825,120)	15,675,983

Distributions to Stockholders (Note 2):
Distributions from net investment income
Class A Shares	(2,280,577)	(15,692,224)	(61,511,869)	(1,555,156)	(9,824,559)	(21,532,088)
Class C Shares	(1,873,953)	(11,106,919)	(32,475,050)	(1,747,577)	(9,673,093)	(18,948,268)
Class I Shares	(3,328,244)	(20,467,942)	(43,853,012)	(3,771,059)	(10,606,116)	(18,452,995)
Distributions from net realized gain on investments
Class A Shares	—	—	(3,593,650)	—	—	—
Class C Shares	—	—	(1,976,827)	—	—	—
Class I Shares	—	—	(2,520,518)	—	—	—

Total distributions paid	(7,482,774)	(47,267,085)	(145,930,926)	(7,073,792)	(30,103,768)	(58,933,351)

Capital Transactions (Note 6):
Proceeds from sale of shares	1,797,003	95,971,011	182,269,252	895,864	141,514,314	532,154,307
Reinvestment of dividends and distributions	2,337,617	22,397,424	80,974,339	1,769,759	12,578,368	31,979,964
Cost of shares redeemed	(31,667,668)	(624,296,238)	(290,729,579)	(7,910,874)	(711,420,219)	(174,474,696)

Change in net assets resulting from capital transactions (Note 6)	(27,533,048)	(505,927,803)	(27,485,988)	(5,245,251)	(557,327,537)	389,659,575

Total increase (decrease) in net assets	(74,628,319)	(968,516,358)	(144,786,737)	(48,226,387)	(958,256,425)	346,402,207
Net Assets:
Beginning of period	88,419,791	1,056,936,149	1,201,722,886	55,163,340	1,013,419,765	667,017,558

End of period	$13,791,472	$88,419,791	$1,056,936,149	$6,936,953	$55,163,340	$1,013,419,765

(including undistributed (distributions in excess of) net investment income of)	$(28,221)	$(563,151)	$1,418,382	$1,383,118	$2,702,987	$31,669

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Statements of Changes in Net Assets (continued)

	Short Term Bond Fund
	For the Fiscal Year Ended April 30, 2009	For the Period Ended April 30, 2008	For the Fiscal Year Ended June 30, 2007
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$329,523	$2,960,904	$3,830,901
Net realized loss on investment transactions	(18,456,173)	(5,826,452)	(28,377)
Net change in unrealized appreciation/ (depreciation) on investments	13,937,231	(12,723,713)	(39,446)

Net increase (decrease) in net assets resulting from operations	(4,189,419)	(15,589,261)	3,763,078

Distributions to Stockholders (Note 2):
Distributions from net investment income
Class A Shares	(126,785)	(1,304,903)	(827,912)
Class C Shares	(8,593)	(116,491)	(10,006)
Class I Shares	(236,726)	(1,587,147)	(3,051,704)

Total distributions paid	(372,104)	(3,008,541)	(3,889,622)

Capital Stock Transactions (Note 6):
Proceeds from sale of shares	636,016	51,329,296	48,501,109
Reinvestment of dividends and distributions	210,330	613,423	785,371
Cost of shares redeemed	(7,434,501)	(110,744,908)	(25,875,062)

Change in net assets resulting from capital transactions (Note 6)	(6,588,155)	(58,802,189)	23,411,418

Total increase (decrease) in net assets	(11,149,678)	(77,399,991)	23,284,874
Net Assets:
Beginning of period	12,138,175	89,538,166	66,253,292

End of period	$988,497	$12,138,175	$89,538,166

(including distributions in excess of net investment income of)	$—	$(8,976)	$—

See notes to financial statements.

2009 Annual Report

HIGH INCOME FUND

Statement of Cash Flows

For the Fiscal Year Ended April 30, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(39,612,497)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(15,831,384)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	28,364,657
Sales of short-term portfolio investments, net	13,398,759
Decrease in interest and dividends receivable	2,746,885
Decrease in receivable for investments sold	874,605
Decrease in receivable due from advisor and affiliates	48,632
Increase in prepaid expenses	(36,546)
Decrease in investment advisory fee payable	(62,112)
Decrease in administration fee payable	(122)
Decrease in accrued expenses	(73,091)
Net amortization and paydown gains on investments	(1,127,798)
Unrealized appreciation on investments	(347,168,788)
Net realized loss on investment transactions	395,538,016

Net cash provided by operating activities	37,059,216

Cash flows used for financing activities:
Proceeds from shares sold	1,795,699
Payments on shares redeemed	(31,867,705)
Dividends paid to stockholders, net of reinvestments	(6,376,946)

Net cash used for financing activities	(36,448,952)

Net increase in cash	610,264
Cash at beginning of year	0

Cash at end of year	$610,264

Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities included reinvestment of dividends of $2,337,617

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

INTERMEDIATE BOND FUND

Statement of Cash Flows

For the Fiscal Year Ended April 30, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(35,907,344)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(9,820,901)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	12,574,436
Sales of short-term portfolio investments, net	3,554,443
Decrease in interest and dividend receivable	2,626,758
Decrease in receivable for investments sold	2,136
Increase in prepaid expenses	(18,558)
Decrease in receivable due from advisor and affiliates	23,625
Decrease in investment advisory fee payable	(21,716)
Increase in administration fee payable	544
Decrease in accrued expenses	(52,456)
Net amortization and paydown losses on investments	1,051,217
Unrealized appreciation on investments	(302,016,384)
Net realized loss on investment transactions	342,817,305

Net cash provided by operating activities	14,813,105

Cash flows used for financing activities:
Proceeds from shares sold	894,849
Payment on shares redeemed	(8,008,064)
Dividends paid to stockholders, net of reinvestments	(6,208,792)

Net cash used for financing activities	(13,322,007)

Net increase in cash	1,491,098
Cash at beginning of year	0

Cash at end of year	$1,491,098

Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities included reinvestment of dividends of $1,769,759

See notes to financial statements.

2009 Annual Report

SHORT TERM BOND FUND

Statement of Cash Flows

For the Fiscal Year Ended April 30, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(4,189,419)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(163,191)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	6,922,895
Sales of short-term portfolio investments, net	1,045,172
Decrease in interest and dividends receivable	179,761
Decrease in receivable for investments sold	7,686
Increase in prepaid expenses	(4,165)
Increase in receivable from advisor and affiliates	(15,160)
Decrease in investment advisory fee payable	(3,751)
Increase in administration fee payable	1,705
Decrease in accrued expenses	(4,419)
Net amortization and paydown gains on investments	(3,254)
Unrealized appreciation on investments	(13,937,231)
Net realized loss on investment transactions	18,456,173

Net cash provided by operating activities	8,292,802

Cash flows used for financing activities:
Proceeds from shares sold	636,016
Payment on shares redeemed	(7,686,094)
Dividends paid to stockholders, net of reinvestments	(224,556)

Net cash used for financing activities	(7,274,634)

Net increase in cash	1,018,168
Cash at beginning of year	0

Cash at end of year	$1,018,168

Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities included reinvestment of dividends of $210,330

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

HIGH INCOME FUND

Financial Highlights

Class A Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008*		For the Fiscal Year Ended June 30,
					2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$2.19		$9.21		$10.19	$10.42	$10.53	$10.55

Net investment income	0.31	(c)	0.73		1.03	1.11	1.27	1.09
Net realized and unrealized gain (loss) on investments	(1.57	)(c)	(6.99)		(0.80)	(0.11)	(0.03)	0.30

Net increase (decrease) in net asset value resulting from operations	(1.26)		(6.26)		0.23	1.00	1.24	1.39

Dividends from net investment income	(0.24)		(0.76)		(1.14)	(1.11)	(1.21)	(1.11)
Distributions from capital gains	—		—		(0.07)	(0.12)	(0.14)	(0.30)

Total distributions	(0.24)		(0.76)		(1.21)	(1.23)	(1.35)	(1.41)

Net asset value, end of period	$0.69		$2.19		$9.21	$10.19	$10.42	$10.53

Total Investment Return†	(61.16)%		(71.35	)%(b)	1.97%	10.13%	12.32%	14.05%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$3,510		$22,951		$460,039	$527,093	$504,372	$391,100
Gross operating expenses	3.66%		1.49	%(a)	1.10%	1.09%	1.10%	1.11%
Net expenses including fee waivers and reimbursements	0.87%		1.19	%(a)	1.10%	1.09%	1.10%	1.11%
Net investment income	28.54%		15.47	%(a)	10.46%	10.83%	12.15%	10.23%
Net investment income, excluding the effect of waivers and reimbursement	25.75%		15.17	%(a)	10.46%	10.83%	12.15%	10.23%
Portfolio turnover rate	60%		23	%(b)	90%	106%	86%	79%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not Annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year from June 30 to April 30.

See notes to financial statements.

2009 Annual Report

HIGH INCOME FUND

Financial Highlights

Class C Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008*		For the Fiscal Year Ended June 30,
					2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$2.20		$9.21		$10.19	$10.42	$10.54	$10.55

Net investment income	0.30	(c)	0.71		0.98	1.06	1.22	1.04
Net realized and unrealized gain (loss) on investments	(1.58	)(c)	(6.98)		(0.80)	(0.11)	(0.04)	0.31

Net increase (decrease) in net asset value resulting from operations	(1.28)		(6.27)		0.18	0.95	1.18	1.35

Dividends from net investment income	(0.23)		(0.74)		(1.09)	(1.06)	(1.16)	(1.06)
Distributions from capital gains	—		—		(0.07)	(0.12)	(0.14)	(0.30)

Total distributions	(0.23)		(0.74)		(1.16)	(1.18)	(1.30)	(1.36)

Net asset value, end of period	$0.69		$2.20		$9.21	$10.19	$10.42	$10.54

Total Investment Return†	(61.36)%		(71.34	)%(b)	1.46%	9.58%	11.65%	13.59%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$3,480		$19,664		$268,429	$294,721	$276,194	$219,313
Gross operating expenses	4.21%		1.98	%(a)	1.60%	1.59%	1.60%	1.61%
Net expenses including fee waivers and reimbursements	1.38%		1.67	%(a)	1.60%	1.59%	1.60%	1.61%
Net investment income	28.17%		14.98	%(a)	9.96%	10.33%	11.65%	9.73%
Net investment income, excluding the effect of waivers and reimbursement	25.34%		14.67	%(a)	9.96%	10.33%	11.65%	9.73%
Portfolio turnover rate	60%		23	%(b)	90%	106%	86%	79%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not Annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year from June 30 to April 30.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

HIGH INCOME FUND

Financial Highlights

Class I Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008*		For the Fiscal Year Ended June 30,
					2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$2.20		$9.21		$10.19	$10.42	$10.54	$10.55

Net investment income	0.33	(c)	0.74		1.06	1.14	1.30	1.11
Net realized and unrealized gain (loss) on investments	(1.59	)(c)	(6.98)		(0.80)	(0.11)	(0.04)	0.31

Net increase (decrease) in net asset value resulting from operations	(1.26)		(6.24)		0.26	1.03	1.26	1.42

Dividends from net investment income	(0.25)		(0.77)		(1.17)	(1.14)	(1.24)	(1.13)
Distributions from capital gains	—		—		(0.07)	(0.12)	(0.14)	(0.30)

Total distributions	(0.25)		(0.77)		(1.24)	(1.26)	(1.38)	(1.43)

Net asset value, end of period	$0.69		$2.20		$9.21	$10.19	$10.42	$10.54

Total Investment Return†	(60.86)%		(71.14	)%(b)	2.22%	10.40%	12.48%	14.44%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$6,801		$45,805		$328,468	$379,909	$333,164	$209,361
Gross operating expenses	3.40%		1.23	%(a)	0.85%	0.84%	0.85%	0.86%
Net expenses including fee waivers and reimbursements	0.59%		0.89	%(a)	0.85%	0.84%	0.85%	0.86%
Net investment income	29.92%		15.76	%(a)	10.71%	11.08%	12.40%	10.48%
Net investment income, excluding the effect of waivers and reimbursement	27.11%		15.42	%(a)	10.71%	11.08%	12.40%	10.48%
Portfolio turnover rate	60%		23	%(b)	90%	106%	86%	79%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not Annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year from June 30 to April 30.

See notes to financial statements.

2009 Annual Report

INTERMEDIATE BOND FUND

Financial Highlights

Class A Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008*		For the Fiscal Year Ended June 30,
					2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$1.91		$9.46		$9.83	$9.93	$10.03	$10.39

Net investment income	0.20	(c)	0.66		0.66	0.66	0.70	0.74
Net realized and unrealized loss on investments	(1.54	)(c)	(7.64)		(0.37)	(0.10)	(0.11)	(0.28)

Net increase (decrease) in net asset value resulting from operations	(1.34)		(6.98)		0.29	0.56	0.59	0.46

Dividends from net investment income	(0.26)		(0.57)		(0.66)	(0.66)	(0.69)	(0.80)
Distributions from capital gains	—		—		—	—	—	(0.02)

Total distributions	(0.26)		(0.57)		(0.66)	(0.66)	(0.69)	(0.82)

Net asset value, end of period	$0.31		$1.91		$9.46	$9.83	$9.93	$10.03

Total Investment Return†	(78.44)%		(76.98	)%(b)	2.88%	5.77%	6.05%	4.68%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$1,143		$12,561		$358,282	$232,900	$191,439	$98,194
Gross operating expenses	3.88%		1.12	%(a)	0.76%	0.78%	0.78%	0.81%
Net expenses including fee waivers and reimbursements	0.70%		0.88	%(a)	0.76%	0.78%	0.78%	0.81%
Net investment income	22.98%		11.11	%(a)	6.69%	6.61%	6.84%	7.30%
Net investment income, excluding the effect of waivers and reimbursement	19.80%		10.87	%(a)	6.69%	6.61%	6.84%	7.30%
Portfolio turnover rate	44%		5	%(b)	61%	71%	49%	47%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not Annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year from June 30 to April 30.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

INTERMEDIATE BOND FUND

Financial Highlights

Class C Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008*		For the Fiscal Year Ended June 30,
					2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$1.91		$9.45		$9.83	$9.92	$10.03	$10.38

Net investment income	0.19	(c)	0.64		0.62	0.62	0.67	0.71
Net realized and unrealized loss on investments	(1.53	)(c)	(7.63)		(0.38)	(0.09)	(0.12)	(0.27)

Net increase (decrease) in net asset value resulting from operations	(1.34)		(6.99)		0.24	0.53	0.55	0.44

Dividends from net investment income	(0.26)		(0.55)		(0.62)	(0.62)	(0.66)	(0.77)
Distributions from capital gains	—		—		—	—	—	(0.02)

Total distributions	(0.26)		(0.55)		(0.62)	(0.62)	(0.66)	(0.79)

Net asset value, end of period	$0.31		$1.91		$9.45	$9.83	$9.92	$10.03

Total Investment Return†	(78.49)%		(77.03	)%(b)	2.42%	5.51%	5.58%	4.42%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$1,657		$14,557		$348,552	$227,244	$174,382	$107,801
Gross operating expenses	4.23%		1.47	%(a)	1.11%	1.13%	1.13%	1.16%
Net expenses including fee waivers and reimbursements	1.05%		1.23	%(a)	1.11%	1.13%	1.13%	1.16%
Net investment income	22.63%		10.77	%(a)	6.34%	6.26%	6.49%	6.95%
Net investment income, excluding the effect of waivers and reimbursement	19.45%		10.53	%(a)	6.34%	6.26%	6.49%	6.95%
Portfolio turnover rate	44%		5	%(b)	61%	71%	49%	47%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year end from June 30 to April 30.

See notes to financial statements.

2009 Annual Report

INTERMEDIATE BOND FUND

Financial Highlights

Class I Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008*		For the Fiscal Year Ended June 30,
					2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$1.91		$9.46		$9.84	$9.93	$10.04	$10.39

Net investment income	0.19	(c)	0.67		0.68	0.68	0.73	0.77
Net realized and unrealized loss on investments	(1.52	)(c)	(7.64)		(0.38)	(0.09)	(0.12)	(0.27)

Net increase (decrease) in net asset value resulting from operations	(1.33)		(6.97)		0.30	0.59	0.61	0.50

Dividends from net investment income	(0.27)		(0.58)		(0.68)	(0.68)	(0.72)	(0.83)
Distributions from capital gains	—		—		—	—	—	(0.02)

Total distributions	(0.27)		(0.58)		(0.68)	(0.68)	(0.72)	(0.85)

Net asset value, end of period	$0.31		$1.91		$9.46	$9.84	$9.93	$10.04

Total Investment Return†	(78.28)%		(76.91	)%(b)	3.03%	6.14%	6.21%	5.04%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$4,137		$28,045		$306,616	$206,874	$118,180	$44,489
Gross operating expenses	3.63%		0.88	%(a)	0.51%	0.53%	0.53%	0.56%
Net expenses including fee waivers and reimbursements	0.45%		0.60	%(a)	0.51%	0.53%	0.53%	0.56%
Net investment income	23.23%		11.40	%(a)	6.94%	6.86%	7.09%	7.55%
Net investment income, excluding the effect of waivers and reimbursement	20.05%		11.12	%(a)	6.94%	6.86%	7.09%	7.55%
Portfolio turnover rate	44%		5	%(b)	61%	71%	49%	47%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge is applicable.
(a)	Annualized.
(b)	Not annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year end from June 30 to April 30.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

SHORT TERM BOND FUND

Financial Highlights

Class A Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008**		For the Fiscal Year Ended June 30,		For the Period Ended June 30, 2005*		For the Fiscal Year Ended August 31, 2004
					2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$6.59		$9.99		$9.98	$10.04	$10.24		$10.22

Net investment income	0.41	(c)	0.48		0.51	0.42	0.31		0.29
Net realized and unrealized gain (loss) on investments	(5.04	)(c)	(3.40)		0.02	(0.04)	(0.19)		0.02

Net increase (decrease) in net asset value resulting from operations	(4.63)		(2.92)		0.53	0.38	0.12		0.31

Dividends from net investment income	(0.36)		(0.48)		(0.52)	(0.44)	(0.32)		(0.29)

Total distributions	(0.36)		(0.48)		(0.52)	(0.44)	(0.32)		(0.29)

Net asset value, end of period	$1.60		$6.59		$9.99	$9.98	$10.04		$10.24

Total Investment Return†	(73.23)%		(30.03	)%(b)	5.36%	3.85%	1.21	%(b)	3.02%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$245		$6,782		$32,850	$4,986	$5,097		$7,396
Gross operating expenses	7.72%		1.30	%(a)	0.84%	0.92%	1.31%		1.37%
Net expenses including fee waivers and reimbursements	0.65%		0.89	%(a)	0.74%	0.89%	1.08%		1.14%
Net investment income	9.94%		6.07	%(a)	4.99%	4.18%	3.65%		2.76%
Net investment income, excluding the effect of waivers and reimbursement	2.87%		5.66	%(a)	4.89%	4.15%	3.42%		2.53%
Portfolio turnover rate	6%		25	%(b)	64%	47%	26	%(b)	92%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year end from August 31 to June 30.
**	The Fund changed its fiscal year end from June 30 to April 30.

See notes to financial statements.

2009 Annual Report

SHORT TERM BOND FUND

Financial Highlights

Class C Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008*		For the Fiscal Year Ended June 30, 2007	For the Period Ended June 30, 2006(c)
Per Share Operating Performance:
Net asset value, beginning of period	$6.57		$9.96		$9.96	$10.00

Net investment income	0.36	(d)	0.47		0.49	0.27
Net realized and unrealized gain (loss) on investments	(4.97	)(d)	(3.39)		0.01	(0.02)

Net increase (decrease) in net asset value resulting from operations	(4.61)		(2.92)		0.50	0.25

Dividends from net investment income	(0.36)		(0.47)		(0.50)	(0.29)

Total distributions	(0.36)		(0.47)		(0.50)	(0.29)

Net asset value, end of period	$1.60		$6.57		$9.96	$9.96

Total Investment Return†	(73.09)%		(30.15	)%(b)	5.06%	2.50	%(b)
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$21		$156		$765	$81
Gross operating expenses	10.18%		1.50	%(a)	1.04%	1.12	%(a)
Net expenses including fee waivers and reimbursements	0.89%		1.11	%(a)	0.94%	1.09	%(a)
Net investment income	9.16%		5.85	%(a)	4.79%	3.98	%(a)
Net investment income, excluding the effect of waivers and reimbursement	(0.13)%		5.46	%(a)	4.69%	3.95	%(a)
Portfolio turnover rate	6%		25	%(b)	64%	47	%(b)

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not annualized.
(c)	From the commencement of investment operations on November 4, 2005.
(d)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year end from June 30 to April 30.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

SHORT TERM BOND FUND

Financial Highlights

Class I Shares

	For the Fiscal Year Ended April 30, 2009		For the Period Ended April 30, 2008**		For the Fiscal Year Ended June 30,		For the Period Ended June 30, 2005*		For the Fiscal Year Ended August 31, 2004
					2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$6.60		$9.99		$9.98	$10.04	$10.25		$10.22

Net investment income	0.37	(c)	0.50		0.53	0.44	0.34		0.32
Net realized and unrealized gain (loss) on investments	(5.00	)(c)	(3.39)		0.02	(0.04)	(0.20)		0.03

Net increase (decrease) in net asset value resulting from operations	(4.63)		(2.89)		0.55	0.40	0.14		0.35

Dividends from net investment income	(0.37)		(0.50)		(0.54)	(0.46)	(0.35)		(0.32)

Total distributions	(0.37)		(0.50)		(0.54)	(0.46)	(0.35)		(0.32)

Net asset value, end of period	$1.60		$6.60		$9.99	$9.98	$10.04		$10.25

Total Investment Return†	(73.20)%		(29.79	)%(b)	5.62%	4.12%	1.35	%(b)	3.44%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$722		$5,200		$55,923	$61,186	$66,896		$62,281
Gross operating expenses	10.29%		1.05	%(a)	0.59%	0.67%	1.20%		1.38%
Net expenses including fee waivers and reimbursements	0.48%		0.65	%(a)	0.49%	0.64%	0.81%		0.84%
Net investment income	9.39%		6.31	%(a)	5.24%	4.43%	3.97%		3.07%
Net investment income, excluding the effect of waivers and reimbursement	(0.42)%		5.91	%(a)	5.14%	4.40%	3.58%		2.53%
Portfolio turnover rate	6%		25	%(b)	64%	47%	26%		92%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of the sales charge or contingent deferred sales charge if applicable.
(a)	Annualized.
(b)	Not annualized.
(c)	Balance was calculated using average shares outstanding.
*	The Fund changed its fiscal year end from August 31 to June 30.
**	The Fund changed its fiscal year end from June 30 to April 30.

See notes to financial statements.

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

1. Organization

Helios Select Fund, Inc. (formerly “Morgan Keegan Select Fund, Inc.”) (the “Company”) was organized as a Maryland corporation on October 27, 1998. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company consists of three portfolios, each with its own investment objective. The accompanying financial statements are for Helios Select High Income Fund (“High Income Fund”), Helios Select Intermediate Bond Fund (“Intermediate Bond Fund”), and Helios Select Short Term Bond Fund (“Short Term Bond Fund”) (each, a “Fund” and collectively, the “Funds”).

The High Income Fund seeks a high level of income by investing in below-investment grade bonds. The Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The Short Term Bond Fund seeks a high level of current income consistent with the preservation of capital by investing primarily in investment grade debt securities.

Effective July 29, 2008, Hyperion Brookfield Asset Management, Inc. (“HBAM” or “Advisor”), a wholly owned subsidiary of Brookfield Asset Management Inc. and a registered investment advisor, became the investment advisor to the Funds. The Funds were previously managed by Morgan Asset Management, Inc. (“MAM” or “Former Advisor”). On July 11, 2008, the Funds’ stockholders approved, via proxy vote, the selection of HBAM as the new investment advisor to the Funds and elected a new Board of Directors of the Company.

At meetings of the Board of Directors (the “Board”) of the Company held on December 22, 2008 and March 26, 2009, the Board, upon the recommendation of the Advisor, determined that it was advisable to liquidate each of the Funds, and approved a Plan of Liquidation (the “Plan”) to effectuate all three such liquidations. In making this determination, the Board carefully considered several factors, including, among other things, current market conditions, the Funds’ current net asset levels and the Funds’ prospects for future asset growth. All three Funds are closed to new investors. The determination of the Board that it is advisable to liquidate the Funds, as set forth in the Plan, is subject to separate consideration and approval, via proxy vote, by stockholders of each Fund. The Board held special meetings of stockholders for each of the Funds on May 29, 2009 to seek approval of the liquidation of the Funds, as set forth in the Plan (see Note 13 “Subsequent Events”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of the Company’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective May 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ investments carried at fair value:

	Investments in Securities
Valuation Inputs	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Level 1 — Quoted Prices	$459,290	$—	$—
Level 2 — Quoted Prices in Inactive Markets and Other Significant Observable Inputs	10,363,386	5,262,197	—
Level 3 — Significant Unobservable Inputs	2,100,982	123,126	—

Total	$12,923,658	$5,385,323	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Valuation Inputs	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Balance as of May 1, 2008	$52,507,228	$32,904,114	$3,246,660
Net sales at cost	(63,393,677)	(24,404,317)	(330,122)
Realized loss	(304,375,379)	(263,283,958)	(14,696,310)
Change in unrealized appreciation/(depreciation)	317,302,849	254,912,146	11,779,772
Accretion/(amortization)	59,961	(4,859)	—
Transfers in and/or out of Level 3	—	—	—

Balance as of April 30, 2009	$2,100,982	$123,126	$—

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to qualify and meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.

The FASB has issued FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of April 30, 2009, the Funds have implemented FIN 48 and have determined that there is no impact on their financial statements.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of April 30, 2009, open taxable years consisted of the taxable years ended June 30, 2006 through April 30, 2009 for High Income Fund and Intermediate Bond Fund, and the taxable years ended June 30, 2006 through June 30, 2008 for Short Term Bond Fund. No examination of any Fund is currently in progress.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

Class Allocations: The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Other Distributions to Stockholders: Each Fund declares daily and pays monthly dividends to its stockholders from its net investment income. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and other distributions to stockholders are recorded on the ex-distribution date. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than accumulated undistributed net income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund.

Restricted Securities: The Funds own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

At April 30, 2009:

Fund	Restricted Securities Aggregated Value	Restricted Securities Percentage of Net Assets
High Income Fund.	$1,348,387	9.8%
Intermediate Bond Fund.	247,578	3.6

Repurchase Agreements: The Funds may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed future date. The Funds, through their custodian, receive delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Funds had no repurchase agreements outstanding as of April 30, 2009.

Options Writing: When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written in accordance with the Fund’s’ policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option in excess of the amounts recorded in the Statements of Assets and Liabilities. For the fiscal year ended April 30, 2009, the Funds did not write any options.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

During the year ended April 30, 2009, the Funds had significant investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, a Fund’s ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

Mortgage-backed and asset-backed securities are subject to the credit risk associated with the performance of the underlying mortgaged properties or other assets. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

4. Investment Advisory Agreements and Affiliated Transactions

Effective July 29, 2008, the Company, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary for the operations of each Fund. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement provides that the Funds shall pay the Advisor a monthly fee for its services which are equal to 0.75% of the average daily net asset value of the High Income Fund, 0.40% of the average daily net asset value of the Intermediate Bond Fund, and 0.35% of the average daily net asset value of the Short Term Bond Fund.

Under an expense limitation agreement (the “Expense Limitation Agreement”) the Advisor has contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses and extraordinary expenses) do not exceed a specific percentage of the average annual net assets of each Fund’s Class A, C, and I Shares as follows:

Fund	Class A Shares	Class C Shares	Class I Shares
High Income Fund	1.25%	1.75%	1.00%
Intermediate Bond Fund	0.90%	1.25%	0.65%
Short Term Bond Fund	0.90%	1.10%	0.65%

Each contractual waiver will remain in effect until July 28, 2010. In addition, thereafter, the contractual waivers shall continue indefinitely, unless sooner terminated by the Board of Directors of the Company or the Advisor, upon sixty (60) days written notice to the other party. The Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each share class of the Funds would not exceed the percentage limitations listed above.

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

During the period between July 29, 2008 and April 30, 2009, the Advisor earned the following in investment advisory fees under the Advisory Agreement. Further, under the Expense Limitation Agreement, the Advisor was required to waive its investment advisory fees and/or reimburse the following costs to the Funds:

Fund	Investment Advisory Fee	Waiver and/or Expense Reimbursement
High Income Fund.	$110,955	$(514,733)
Intermediate Bond Fund	44,123	(475,506)
Short Term Bond Fund.	5,289	(256,582)

	$160,367	$(1,246,821)

Prior to July 29, 2008, the Funds were party to an investment advisory agreement with the Former Advisor. Under the terms of the prior investment advisory agreement, the Funds were charged an annual advisory fee equal to 0.75% of the average daily net asset value of the High Income Fund, 0.40% of the average daily net asset value of the Intermediate Bond Fund, and 0.35% of the average daily net asset value of the Short Term Bond Fund.

The Former Advisor contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) did not exceed the average annual net assets of each Fund’s Class A, C, and I Shares as follows:

Fund	Class A Shares	Class C Shares	Class I Shares
High Income Fund(1)	1.25%	1.75%	1.00%
Intermediate Bond Fund(2)	0.90%	1.25%	0.65%
Short Term Bond Fund(3)	0.90%	1.10%	0.65%

(1)

Effective February 19, 2008, the Former Advisor voluntarily reduced the expense caps to 0.50%, 1.00% and 0.25% of net assets of Class A Shares, Class C Shares and Class I Shares of High Income Fund, respectively, on an annualized basis for the period that the voluntary waiver was in effect.

(2)

Effective February 19, 2008, the Former Advisor voluntarily reduced the expense caps to 0.50%, 0.85% and 0.25% of net assets of Class A Shares, Class C Shares and Class I Shares of Intermediate Bond Fund, respectively, on an annualized basis for the period that the voluntary waiver was in effect.

(3)

Effective February 19, 2008, the Former Advisor voluntarily reduced the expense caps to 0.55%, 0.75% and 0.30% of net assets of Class A Shares, Class C Shares and Class I Shares of Short Term Bond Fund, respectively, on an annualized basis for the period that the voluntary waiver was in effect.

In addition, the Former Advisor voluntarily agreed to pay certain extraordinary expenses of the Funds, including legal expenses of pending litigation and the external valuation consultant fees.

For the period May 1, 2008 through July 28, 2008, the Former Advisor earned the following in investment advisory fees. Further, under the Former Advisor’s voluntary and contractual expense limitation arrangements with the Funds, the Former Advisor waived investment advisory fees and/or reimbursed the following costs and extraordinary expenses to the Funds:

Fund	Investment Advisory Fee	Waiver and/or Expense Reimbursement
High Income Fund	$115,755	$(331,778)
Intermediate Bond Fund	41,150	(200,639)
Short Term Bond Fund.	6,791	(47,319)

	$163,696	$(579,736)

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

During the period July 29, 2008 through October 27, 2008, the Former Advisor also contractually agreed to reimburse the Short Term Bond Fund as necessary to maintain the Former Advisor’s contractual and voluntary expense limitation undertaking with respect to each class of shares of the Short Term Bond Fund.

Administrative services to the Funds are provided for under the Advisory Agreement between the Company and the Advisor. The Advisor entered into an Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company dated August 1, 2008 (the “Sub-Administrator”), pursuant to which the Sub-Administrator provides administrative and fund accounting services to the Funds. The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. The fees payable to the Sub-Administrator for these services are borne by the Advisor.

For the period July 29, 2008 through July 31, 2008, the Advisor entered into a Sub-Administration Agreement with the Former Advisor to perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with, or paying the cost of, office equipment and office facilities as are adequate for the needs of the Funds. For these services, the Former Advisor received from the Advisor a sub-administration fee equal to 0.01% of the average daily net asset value of the High Income Fund, 0.02% of the average daily net asset value of the Intermediate Bond Fund, and 0.03% of the average daily net asset value of the Short Term Bond Fund.

The Advisor also provides accounting services to each Fund, pursuant to a Fund Accounting Service Agreement with the Company dated July 29, 2008. Under the terms of this agreement, the Advisor provides such services to the Funds, including, portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services. For these services, each Fund pays to the Advisor a fee equal to 0.03% of each Fund’s average daily net assets.

During the period between July 29, 2008 and April 30, 2009, the Advisor earned the following in fund accounting service fees:

Fund	Fund Accounting Service Fee
High Income Fund	$4,333
Intermediate Bond Fund	3,232
Short Term Bond Fund	443

$8,008

The Administration fee shown in the Statement of Operations includes expenses incurred for the N-Q filings, which amounted to $8,933 for each of the Funds.

Prior to July 29, 2008, the Funds were party to a Fund Accounting Service Agreement with the Former Advisor. Under the terms of this prior agreement, the Funds were charged an annual fee of 0.03% based on each Fund’s average daily net assets.

For the period May 1, 2008 through July 28, 2008, the Former Advisor earned accounting fees in the following amounts:

Fund	Fund Accounting Fee
High Income Fund	$4,736
Intermediate Bond Fund	3,163
Short Term Bond Fund	593

$8,492

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

For the period May 1, 2008 through July 28, 2008, the Advisor earned the following fees as the external valuation consultant to the Funds:

Fund	Valuation Fee
High Income Fund	$52,987
Intermediate Bond Fund	36,372
Short Term Bond Fund	4,307

$93,666

Distributor: Each Fund has adopted a plan under Rule 12b-1 that allows it to pay Morgan Keegan & Company, Inc. (“Morgan Keegan”), the distributor of the Funds’ shares, distribution fees for the sale and distribution of the Class A Shares and Class C Shares and for the stockholder servicing of those classes. Morgan Keegan bears costs including, but not limited to printing and distributing prospectuses to prospective investors, preparing and distributing sales literature and compensation of its employees involved in the sales of shares.

	12b-1 Distribution Fees		12b-1 Stockholder Service Fees
Fund	Class A Shares	Class C Shares	Class A Shares	Class C Shares
High Income Fund	—	0.50%	0.25%	0.25%
Intermediate Bond Fund	—	0.35%	0.25%	0.25%
Short Term Bond Fund	—	0.20%	0.25%	0.25%

	12b-1 Fee
Fund	Class A Shares	Class C Shares
High Income Fund	$22,847	$57,770
Intermediate Bond Fund	11,613	31,938
Short Term Bond Fund	2,978	360

Sales Charges: Morgan Keegan receives commissions on the sale of Class A Shares and Class C Shares of the Funds. During the year ended April 30, 2009, Morgan Keegan received front-end sales charges and contingent deferred sales charges as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
Fund	Class A Shares	Class A Shares	Class C Shares
High Income Fund	$14,718	$10,171	$989
Intermediate Bond Fund	406	—	1,347
Short Term Bond Fund	—	—	39

During the fiscal year ended April 30, 2009, MAM reimbursed High Income Fund $582,975 relating to errors when applying cross-trading policies under the applicable regulations. The amounts are included in net realized loss in the Statement of Operations.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the fiscal year ended April 30, 2009, were as follows:

Fund	Purchases	Sales
High Income Fund	$15,609,553	$82,615,633
Intermediate Bond Fund	7,731,756	53,426,722
Short Term Bond Fund	163,219	4,964,327

For the fiscal year ended April 30, 2009 there were no transactions in U.S. Government securities.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

6. Capital Stock

The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Articles of Incorporation permit the Board of Directors to issue full and fractional shares of common stock (with a par value of $0.001) for each class as follows:

	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Class A Shares	300,000,000	100,000,000	100,000,000
Class C Shares	300,000,000	100,000,000	100,000,000
Class I Shares	300,000,000	100,000,000	100,000,000

Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under the Funds’ distribution plan and voting rights on matters affecting a single class of shares. Class A Shares are sold at NAV plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Purchases of Class A Shares of $1 million or more or sold at NAV and have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class C Shares and Class I Shares are sold without a sales charge at NAV per share. Class C Shares have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the former investment advisor and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each Fund of the Company are segregated and stockholder’s interest is limited to the Fund in which shares are held.

Capital share transactions for the Funds were as follows:

	High Income Fund
	Fiscal Year Ended April 30, 2009		Period Ended April 30, 2008		Year Ended June 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	925,099	$1,362,566	2,939,641	$19,158,519	9,054,573	$91,654,562
Reinvestment of dividends and distributions	543,259	632,892	1,420,147	7,166,755	3,287,665	32,729,573
Shares redeemed	(6,869,968)	(6,453,832)	(43,852,906)	(305,356,951)	(14,118,737)	(139,246,736)

Net change resulting from Class A transactions	(5,401,610)	$(4,458,374)	(39,493,118)	$(279,031,677)	(1,776,499)	$(14,862,601)

Class C Shares
Shares sold	74,429	$66,325	1,106,408	$6,254,616	3,387,735	$34,157,517
Reinvestment of dividends and distributions	375,407	446,096	968,241	4,755,429	1,755,653	17,488,711
Shares redeemed	(4,363,443)	(4,500,402)	(22,265,148)	(147,096,617)	(4,921,796)	(48,943,539)

Net change resulting from Class C transactions	(3,913,607)	$(3,987,981)	(20,190,499)	$(136,086,572)	221,592	$2,702,689

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

	High Income Fund
	Fiscal Year Ended April 30, 2009		Period Ended April 30, 2008		Year Ended June 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	408,151	$368,112	10,333,461	$70,557,876	5,611,791	$56,457,173
Reinvestment of dividends and distributions	1,092,484	1,258,629	2,204,739	10,475,240	3,088,116	30,756,055
Shares redeemed	(12,460,478)	(20,713,434)	(27,338,043)	(171,842,670)	(10,320,642)	(102,539,304)

Net change resulting from Class I transactions	(10,959,843)	$(19,086,693)	(14,799,843)	$(90,809,554)	(1,620,735)	$(15,326,076)

Net change resulting from Fund Share Transactions	(20,275,060)	$(27,533,048)	(74,483,460)	$(505,927,803)	(3,175,642)	$(27,485,988)

	Intermediate Bond Fund
	Fiscal Year Ended April 30, 2009		Period Ended April 30, 2008		Year Ended June 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	152,033	$174,972	3,122,108	$23,955,187	21,132,824	$209,032,014
Reinvestment of dividends and distributions	570,319	522,235	649,212	3,699,156	851,413	8,365,742
Shares redeemed	(3,606,160)	(2,634,013)	(35,076,787)	(242,759,673)	(7,787,297)	(76,428,906)

Net change resulting from Class A transactions	(2,883,808)	$(1,936,806)	(31,305,467)	$(215,105,330)	14,196,940	$140,968,850

Class C Shares
Shares sold	157,063	$129,050	3,246,117	$27,072,471	16,671,195	$164,668,745
Reinvestment of dividends and distributions	819,976	753,331	944,313	5,444,997	1,279,127	12,568,157
Shares redeemed	(3,252,204)	(2,988,314)	(33,424,823)	(232,610,506)	(4,202,865)	(41,162,932)

Net change resulting from Class C transactions	(2,275,165)	$(2,105,933)	(29,234,393)	$(200,093,038)	13,747,457	$136,073,970

Class I Shares
Shares sold	731,635	$591,842	13,290,682	$90,486,656	16,044,367	$158,453,548
Reinvestment of dividends and distributions	523,280	494,193	588,146	3,434,215	1,122,751	11,046,065
Shares redeemed	(2,544,265)	(2,288,547)	(31,619,838)	(236,050,040)	(5,793,542)	(56,882,858)

Net change resulting from Class I transactions	(1,289,350)	$(1,202,512)	(17,741,010)	$(142,129,169)	11,373,576	$112,616,755

Net change resulting from Fund Share Transactions	(6,448,323)	$(5,245,251)	(78,280,870)	$(557,327,537)	39,317,973	$389,659,575

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

	Short Term Bond Fund
	Fiscal Year Ended April 30, 2009		Period Ended April 30, 2008		Year Ended June 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	20,326	$125,816	2,722,132	$24,501,375	3,261,677	$32,858,564
Reinvestment of dividends and distributions	7,229	29,601	19,175	169,643	20,720	208,533
Shares redeemed	(902,875)	(5,307,431)	(4,999,452)	(42,485,259)	(495,085)	(4,980,862)

Net change resulting from Class A transactions	(875,320)	$(5,152,014)	(2,258,145)	$(17,814,241)	2,787,312	$28,086,235

Class C Shares
Shares sold	8,864	$56,609	1,709,462	$16,768,746	79,489	$795,508
Reinvestment of dividends and distributions	1,073	3,988	4,513	41,384	376	3,773
Shares redeemed	(20,455)	(75,930)	(1,766,982)	(16,421,709)	(11,217)	(112,419)

Net change resulting from Class C transactions	(10,518)	$(15,333)	(53,007)	$388,421	68,648	$686,862

Class I Shares
Shares sold	89,248	$453,591	1,087,441	$10,059,175	1,474,851	$14,847,037
Reinvestment of dividends and distributions	47,156	176,741	48,189	402,396	56,932	573,065
Shares redeemed	(473,294)	(2,051,140)	(5,942,886)	(51,837,940)	(2,064,218)	(20,781,781)

Net change resulting from Class I transactions	(336,890)	$(1,420,808)	(4,807,256)	$(41,376,369)	(532,435)	$(5,361,679)

Net change resulting from Fund Share Transactions	(1,222,728)	$(6,588,155)	(7,118,408)	$(58,802,189)	2,323,525	$23,411,418

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid for the fiscal year ended April 30, 2009 was as follows:

	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Ordinary income(1)	$7,482,774	$7,073,792	$372,104

Total distributions	$7,482,774	$7,073,792	$372,104

The tax character of distributions paid for the period ended April 30, 2008 was as follows:

	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Ordinary income(1)	$47,267,085	$30,103,768	$3,008,541

Total distributions	$47,267,085	$30,103,768	$3,008,541

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

The tax character of distributions for the fiscal year ended June 30, 2007 was as follows:

	High Income Fund	Intermediate Bond Fund	Short Term Bond Fund
Ordinary income(1)	$145,930,926	$58,933,351	$3,889,622
Long-term capital gains	—	—	—

Total distributions	$145,930,926	$58,933,351	$3,889,622

(1)	For tax purposes, short-term capital gains distributions are considered to be ordinary income distributions.

The components of net assets (excluding paid-in capital) on a tax basis as of the close of each Fund’s most recently completed tax year were as follows:

	High Income Fund (As of April 30, 2009 tax year end)	Intermediate Bond Fund (As of April 30, 2009 tax year end)	Short Term Bond Fund (As of June 30, 2008 tax year end)
Undistributed ordinary income	$—	$1,392,338	$34,999
Capital loss carryforward(1)	(388,436,700)	(222,614,374)	(1,945,277)
Post-October losses	(274,795,785)	(272,479,674)	(5,423,084)
Unrealized depreciation	(1,187,260)	(10,426,892)	(13,969,446)
Other	(28,221)	(9,220)	(69,081)

	$(664,447,966)	$(504,137,822)	$(21,371,889)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital Loss Carryforwards: As of the close of each Fund’s tax year, the following Funds had capital loss carryforwards, which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to stockholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Such capital loss carryforwards will expire as follows:

Fund	Expiring in 2011	Expiring in 2016	Expiring in 2017
High Income Fund (April 30 tax year end)	$—	$165,595,657	$222,841,043
Intermediate Bond Fund (April 30 tax year end)	—	71,608,180	151,006,194
Short Term Bond Fund (June 30 tax year end)	155,499	1,789,778	—

The table above includes only those capital loss carryforwards recognized through to the Funds’ most recently completed tax year end.

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at April 30, 2009 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
High Income Fund.	$14,110,918	$673,523	$(1,860,783)	$(1,187,260)
Intermediate Bond Fund.	15,812,215	386,379	(10,813,271)	(10,426,892)
Short Term Bond Fund	—	—	—	—

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

Capital Account Reclassifications: At April 30, 2009, the Funds recorded reclassifications among their capital accounts by the amounts shown in the table below. These adjustments were made in order to account for permanent book/tax differences and to present undistributed net investment income and accumulated realized loss on a tax basis.

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss in Investments	Paid in Capital
High Income Fund	$(739,027)	$761,640	$(22,613)
Intermediate Bond Fund	860,346	(860,346)	—
Short Term Bond Fund	51,557	46,707	(98,264)

8. Indemnification

Under the Company’s organizational documents and contractual arrangements with its directors who are not “interested persons” of the Company within the meaning of the 1940 Act (“Independent Directors”), the Company’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company on behalf of the Funds enters into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

9. Designation of Restricted Illiquid Securities

		High Income Fund
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Mid Country	—	—	05/22/07	$1,874,998	$377,205	2.7%

					$377,205	2.7%

		Intermediate Bond Fund
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Curzon Funding Limited Series HZ05-1, Class D	1.00%	02/01/95	10/06/05	$4,965,100	$1	0.0%
Linker Finance PLC Series 16A, Class E	3.95	05/19/45	05/05/06	5,827,252	1	0.0

					$2	0.0%

10. New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal periods and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities. The Advisor is currently evaluating the impact the adoption of FAS 161 will have on each Fund’s financial statements and disclosures.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4” or the “Position”). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is

2009 Annual Report

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods beginning after June 15, 2009. The Advisor is currently evaluating the impact that the adoption of FSP 157-4 will have on each Fund’s financial statements and disclosures.

11. Legal Proceedings

Beginning in late 2007, lawsuits were filed in federal and state courts in Tennessee and Alabama relating to certain fixed income funds managed by the Former Advisor including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Former Advisor as well as Morgan Keegan & Company, Inc., Regions Financial Corporation and several affiliates, certain former directors and former officers of the Funds, the Funds’ former portfolio managers and, in two cases, the Company. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. In those cases in which the Company is named as a defendant, plaintiffs seek unspecified damages and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. No responses to the complaints have been filed and no classes have been certified in any of the putative class actions. On September 23, 2008, the cases pending in federal court in the Western District of Tennessee in which the Company is a defendant, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Open-End Mutual Fund Litigation.

In addition, one putative derivative action was filed in state court in Tennessee alleging claims on behalf of the Company and Funds, in which plaintiffs seek to recover losses on behalf of those entities. Plaintiffs allege that the Former Advisor, Morgan Keegan & Company, Inc., Regions Financial Corporation, MK Holding, Inc., certain former directors and officers of the Funds and PricewaterhouseCoopers, LLP breached duties and contractual obligations owed to the Company and the Funds in connection with matters similar to those alleged in the above-referenced cases. The derivative case was removed by defendants to the United States District Court for the Western District of Tennessee and on March 31, 2009 that Court issued an order denying plaintiffs’ motion to remand the case to state court.

Claims substantially similar to those described above have been made in lawsuits filed in the federal and state courts in Tennessee, Alabama and Louisiana concerning certain closed-end funds previously managed by the Former Advisor now managed by the Advisor.

On February 12, 2009 the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring certain related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Company and the Funds.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

12. Change of Independent Registered Public Accounting Firm

On June 25, 2008, the Board of Directors determined not to retain PricewaterhouseCoopers LLP (“PwC”) as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending April 30, 2009. The Audit Committee of the Funds then submitted a recommendation to the Board of Directors to engage Briggs, Bunting & Dougherty, LLP (“BBD”) as the Funds’ Independent Registered Public Accounting Firm for the fiscal year ended April 30, 2009. During the two most recent fiscal years and through June 25, 2008, the date the Board of Directors notified PwC of their decision not to retain them as the Company’s auditor, PwC’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Company and PwC on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Notes to Financial Statements

April 30, 2009

During the two most recent fiscal years and through June 25, 2008, the date the Board of Directors approved BBD as the Company’s auditor, the Company did not consult BBD regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Company provided PwC with a copy of these disclosures and PwC furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein.

13. Subsequent Events

The Company’s Board of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
High Income Fund
Class A	$0.00059796	05/31/09	06/01/09
Class C	$0.00085736	05/31/09	06/01/09
Class I	$0.00228955	05/31/09	06/01/09

Intermediate Bond Fund
Class A.	$0.00008977	05/31/09	06/01/09
Class C.	$0.00033405	05/31/09	06/01/09
Class I.	$0.00067773	05/31/09	06/01/09

Fund	Dividend Per Share	Record Date	Payable Date
Intermediate Bond Fund
Class A	$0.065	06/15/09	06/18/09
Class C	$0.065	06/15/09	06/18/09
Class I	$0.065	06/15/09	06/18/09

On May 29, 2009, the Funds’ shareholders voted to liquidate each Fund. Upon this occurrence, the Funds changed their basis of accounting under accounting principles generally accepted in the United States of America from a going concern basis to a liquidation basis of accounting. The liquidation of the Funds was completed through liquidating distributions of 100% of the Funds’ net assets to shareholders on June 16, 2009, June 17, 2009 and June 18, 2009 for the Short Term Bond Fund, High Income Fund and Intermediate Bond Fund, respectively.

2009 Annual Report

HELIOS SELECT FUND, INC.

Report of Independent Registered Public Accounting Firm

April 30, 2009

To the Stockholders and Boards of Directors of Helios Select Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Helios Select High Income Fund, Helios Select Intermediate Bond Fund and Helios Select Short Term Bond Fund (formerly Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select Short Term Bond Fund, respectively), each a series of Helios Select Fund, Inc. (formerly Morgan Keegan Select Fund, Inc.), including the portfolios of investments (for Helios Select High Income Fund and Helios Select Intermediate Bond Fund), as of April 30, 2009, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended April 30, 2008 and the year ended June 30, 2007 and the financial highlights for each of the years and periods presented through April 30, 2008, have been audited by other auditors, whose report dated June 30, 2008 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios Select High Income Fund, Helios Select Intermediate Bond Fund and Helios Short Term Bond Fund as of April 30, 2009, the results of their operations, changes in their net assets, their cash flows and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 2 to the financial statements and in the notes to the portfolios of investments, the financial statements include securities valued at $377,205 (2.70% of net assets) of Helios Select High Income Fund, whose fair values have been estimated under procedures established by the Funds’ Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

June 25, 2009

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Proxy Results of Special Meeting of Shareholders held May 29, 2009 (Unaudited)

	High Income Fund	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	Approval of the liquidation of the High Income Fund as set forth in the Plan of Liquidation	10,529,936	1,755,513	91,964
	Intermediate Bond Fund	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	Approval of the liquidation of the Intermediate Bond Fund as set forth in the Plan of Liquidation	14,000,782	983,653	105,140
	Short Term Bond Fund	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	Approval of the liquidation of the Short Term Bond Fund as set forth in the Plan of Liquidation	479,767	7,036	854

2009 Annual Report

HELIOS SELECT FUND, INC.

Tax Information (Unaudited)

April 30, 2009

For the fiscal year ended April 30, 2009, none of the distributions to stockholders declared from net investment income for the High Income Fund, Intermediate Bond Fund or the Short Term Bond Fund were reclassified as return of capital.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Select Fund, Inc. and its three separate series, Helios Select High Income Fund, Helios Select Intermediate Bond Fund and Helios Select Short Term Bond Fund (each, a “Fund” and collectively, the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	Director since July 2008, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	11

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since July 2008, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 66	Chairman Elected July 2008 Director since July 2008, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	11

2009 Annual Report

HELIOS SELECT FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since July 2008, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	11

Interested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	Director since 2009 President since 2008	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-2009) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	11

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., Advisor of the Helios Select Fund, Inc.

Hyperion Brookfield Asset Management, Inc.

HELIOS SELECT FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	President	Elected Annually Since July 2008	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-2009) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 43	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 52	Treasurer**	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 40	Secretary***	Elected Annually Since March 2009	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 33	Chief Compliance Officer (“CCO”)***	Elected Annually Since May 2009	Director and CCO of the Advisor (May 2009-Present); CCO of several investment companies advised by the Advisor (May 2009-Present); Vice President, OppenheimerFunds (2004-May 2009); Compliance Attorney, Goldman, Sachs & Co. (2003-2004).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., Advisor of the Helios Select Fund, Inc.

**	Thomas F. Doodian served as the Funds’ Treasurer until April 2009.
***	Josielyne K. Pacifico served as the Funds’ Secretary and CCO until March 2009. Lily Y. Tjioe served as the Funds’ Interim CCO from March 2009 to May 2009.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-HYPERION.

2009 Annual Report

CORPORATE INFORMATION

Investment Advisor and Administrator

Hyperion Brookfield Asset Management, Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.hyperionbrookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-HYPERION

E-mail: funds@hyperionbrookfield.com

Distributor and Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Morgan Keegan & Company, Inc.

Morgan Keegan Tower

50 North Front Street

Memphis, Tennessee 38103

1-800-366-7426

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

Shares of the Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 1-800-366-7426. Please read the prospectus carefully before investing.

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-HYPERION, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this period, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-800-HYPERION or by writing to Registrant Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Birch, Drake, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended April 30, 2009, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $267,000 and for the fiscal year ended April 30, 2008, PricewaterhouseCoopers LLP (“PwC”) billed the Registrant $282,793, each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal year ended April 30, 2009, BBD billed the Registrant aggregate fees of $12,000 and for the fiscal year ended April 30, 2008, PwC billed the Registrant aggregate fees of $12,000, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended April 30, 2009, PwC billed the Registrant aggregate fees of $7,194 for audit-related fees. There were no audit-related fees for the fiscal year ended April 30, 2008.

All Other Fees

For the fiscal year ended April 30, 2009, PwC billed the Registrant aggregate fees of $5,900 in relation to the Registrant’s Form N-1A filing. For the fiscal year ended April 30, 2008, PwC billed the Registrant aggregate fees of $12,000.

1

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

      Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Investment Company Act of 1940 requires funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their stockholders their actual proxy voting record by either posting it on the funds’ website or making it available to stockholders upon request. The Registrant delegates to the Advisor the responsibility to vote proxies subject to the policies and procedures set forth below.

1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers of securities that are held by the Registrant. These policies and procedures are to be implemented by the investment advisor or sub-advisor, if any, (the “Advisor”) to the Registrant.

2. Policy for Voting Proxies. The Registrant’s policy is to vote proxies in the best interest of the Registrant and its stockholders. Accordingly, any conflict of interest is resolved in a manner that will most benefit the Registrant and its stockholders.

3. The Registrant’s Chief Compliance Officer (“CCO”) is responsible for monitoring the proxy voting process, including the oversight of the Advisor and any third-party vendor retained to review, monitor or vote proxies.

Proxy Voting Procedures for the Registrant

A.	The Advisor, on behalf of the Registrant, has retained Institutional Shareholder Services, Inc. (“ISS”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, vote and submit proxies in a timely manner, maintain records of votes cast and handle various administrative functions associated with the voting of Registrant’s proxies.

B.	Proxy Voting Guidelines

1.

The Registrant has determined, that except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the “ISS Voting Guidelines”). A summary of the current applicable ISS Voting Guidelines is attached herein. The Advisor will periodically review the ISS Voting Guidelines, including any significant changes or updates

2

thereto. In connection with such reviews, the Advisor may determine that it is not in the best interest of the Registrant to vote proxies in accordance with ISS Voting Guidelines on certain matters. In such event, the Advisor will follow the procedures identified in Section 3.B.3 below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

2.	In the event the ISS Voting Guidelines do not address how a proxy should be voted, the Advisor will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendation, the Advisor will vote the proxy consistent with the general principles of these policies and procedures and in the Registrant’s best interest. Prior to voting any proxies in the absence of ISS recommendations, the Advisor’s Proxy Committee will determine whether any material conflict of interest may exist between the Advisor and any of the Registrant with respect thereto. The Proxy Committee seeks to ensure that all votes are consistent with the best interest of the Registrant’s shareholders and free from unwarranted and inappropriate influences. If the Proxy Committee determines that any such material conflict of interest may exist, the Advisor will follow the procedures identified in Section 3.C below in connection with the voting of such proxies.

3.	There may be circumstances under which the Advisor believes that it is in the best interest of the Registrant to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, the Advisor’s Proxy Committee will determine whether any material conflict of interest may exist between the Advisor and any of the Registrant with respect thereto. If the Proxy Committee determines that any such material conflict of interest may exist, the Advisor will follow the procedures identified in Section 3.C below in connection with the voting of such proxies.

C.	Conflicts of Interest

1.	The Advisor has obtained a copy of ISS’ Policies and Procedures and Practices Regarding Potential Conflicts of Interest ( as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflict of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Advisor believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflict of interest.

2.	In the event that the Proxy Committee determines that voting a proxy may present a material conflict of interest between the Advisor and any of the Registrant, the Advisor will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable or (2) disclose such conflict of interest to the Registrant’s Board of Directors and obtain direction from the Board of Directors as to how to vote the proxy.

D.	Form N-PX

The Advisor will coordinate with ISS to compile the information required to be included in Form N-PX for each 12 month period ending June 30 in order to assist the Registrant in filing Form N-PX with the SEC by August 31st of each year.

3

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management  |  RiskMetrics Labs  |  ISS Governance Services  |  Financial Research & Analysis

www.riskmetrics.com

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1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD2 from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

1 RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

2 In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

2009 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary	- 2 -

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-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

2009 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary	- 3 -

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•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

2009 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary	- 4 -

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•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

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•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

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Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

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Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts—Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

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Abnormally large bonus payouts without justifiable performance linkage or proper disclosure—Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive’s termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-

New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

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Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

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•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for

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two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

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•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

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•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Dana E. Erikson, CFA — Mr. Erikson is the lead portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined the Hyperion Brookfield Asset Management, Inc. (the “Advisor”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Advisor, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Anthony Breaks, CFA — Mr. Breaks serves as co-portfolio manager for the Registrant. Mr. Breaks has over 11 years of investment experience, primarily in the area of structured finance investments. Mr. Breaks is part of a separate team of fifteen investment professionals focusing on structured mortgage-related investment products. Mr. Breaks joined the Advisor in 2005. Prior to that, Mr. Breaks was with Brookfield Asset Management Inc. since 2002, where he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation (“CDO”), and development of insurance related investment products. Prior to joining Brookfield Asset Management, Inc., Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

Messrs. Erikson and Breaks have equal discretion with respect to the management of the Registrant and share equally in the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messrs. Erikson and Breaks and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Registrant as of April 30, 2009:

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	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$166.3 million	$0	$16.7 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Anthony Breaks, Co-Portfolio Manager for the Registrant, as of April 30, 2009:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$139 million	$0	$528.5 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as April 30, 2009.

Dollar Range of Securities Owned
Dana E. Erikson	$0 -$10,000
Anthony Breaks	$0 -$10,000

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Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment advisor or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Advisor and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Advisor and the individuals that it employs. For example, the Advisor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Advisor has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may

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appear.

Portfolio Manager Compensation

The Registrants’ portfolio managers are compensated by the Advisor. The compensation structure of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Advisor’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Advisor’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Advisor compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Advisor’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Advisor and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Advisor seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and its indirect parent. While the salaries of the Advisor’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which security holders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

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(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS SELECT FUND, INC.

By: /s/ John J. Feeney, Jr.

John J. Feeney, Jr.

President

Date: July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ John J. Feeney, Jr.

John J. Feeney, Jr.

President

Date: July 1, 2009

By: /s/ Steven Pires

Steven Pires

Treasurer

Date: July 1, 2009